UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 20, 2007

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49983 (Commission File Number)	48-1229851 (IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400, Duluth, GA		30097

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On April 20, 2007, Saia, Inc. issued a press release announcing its first quarter 2007 results. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.
The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, of the Exchange Act, except as otherwise expressly stated in any such filing.
Item 9.01 Financial Statements and Exhibits

99.1	Press release of Saia, Inc. dated April 20, 2007 announcing results of operations

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.
Date: April 20, 2007	By:	/s/ James A. Darby
James A. Darby
Vice President of Finance and Chief Financial Officer